Exhibit 99.7

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares of EQT Corporation common stock for the upcoming Special Meeting of Shareholders. YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS: Vote by Internet Please access https://www.proxyvotenow.com/eqt (please note you must type an “s” after “http”). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below. Vote by Telephone Please call toll-free in the U.S. or Canada at 1-866-530-2996, on a touch-tone telephone. (If outside the U.S. or Canada, call 1-646-880-9093.) Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below. CONTROL NUMBER: You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. Vote by Mail Please complete, sign, date and return the proxy card in the envelope provided to: EQT Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE –PAID ENVELOPE PROVIDED - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Please mark vote as in this sample The Board of Directors recommends a vote FOR proposals 1, 2, and 3 1. Approval of the issuance of shares of EQT common stock to stockholders of Rice Energy Inc. in connection with the Agreement and Plan of Merger, dated as of June 19, 2017 If you plan to attend the special meeting on [•], 2017, you must obtain an admission ticket by checking the box to the side and returning this Proxy Card or by writing to the Corporate Secretary of EQT Corporation. Please see the Form S-4/Joint Proxy Statement for the 2. Approval of amendment and restatement of EQT’s Restated Articles of Incorporation special meeting for attendance requirements. 3. Approval of the adjournment of the EQT special meeting if necessary or appropriate to solicit additional proxies Please sign and date this WHITE proxy card below. DATE , 2017 SIGNATURE SIGNATURE TITLE(S) NOTE: Please sign exactly as name appears hereon. If more than one owner, each must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person. X

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders. The Form S-4/Joint Proxy Statement and form of Proxy Card are available at: [www.eproxyaccess.com/EQT] TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE –PAID ENVELOPE PROVIDED - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - WHITE PROXY CARD EQT Corporation 2017 Special Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY Jonathan M. Lushko and Nicole H. King Yohe, each with full power to act alone and with full power of substitution, are each hereby appointed as a proxy of the undersigned to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of EQT Corporation (the Company) to be held on [•], [•] 2017, at [•]:00 [•].m. Eastern Time, at EQT Plaza, 625 Liberty Avenue, P ittsburgh, Pennsylvania, and at any adjournment of such meeting. This Proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. This Proxy Card when properly executed will be voted in the manner directed herein. If no direction is made, the proxies will vote in accordance with the Board of Directors’ recommendations on all matters listed on this proxy, and in accordance with their judgment on such other matters as may properly come before the meeting and any adjournments thereof. YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY (continued and to be signed on the reverse side)